OppenheimerStrategic
Income Fund

Prospectus dated January 28, 2002 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise. Oppenheimer Strategic Income Fund is a mutual fund. It seeks high current income by investing mainly in debt securities in three market sectors: debt securities of foreign governments and companies, U.S. government securities, and lower-rated high-yield securities of U.S. and foreign companies.

        This Prospectus contains important information about the Fund’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

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Contents

                  About the Fund
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         3        The Fund's Investment Objective and Strategies

         4        Main Risks of Investing in the Fund

         7        The Fund's Past Performance

         8        Fees and Expenses of the Fund

         9        About the Fund's Investments

         14       How the Fund is Managed

         About Your Account
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         15       How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

         23       Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet WebSite
                  Retirement Plans

         25       How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

         29       How to Exchange Shares

         30       Shareholder Account Rules and Policies

         32       Dividends, Capital Gains and Taxes

         33       Financial Highlights
A B O U T T H E F U N D

The Fund’s Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high current income by investing mainly in debt securities. WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called "junk bonds"). Those debt securities typically include: o foreign government and U.S. government bonds and notes, o collateralized mortgage obligations (CMOs), o other mortgage-related securities and asset-backed securities, o participation interests in loans, o "structured" notes, o lower-grade, high-yield domestic and foreign corporate debt obligations, and o "zero-coupon" or "stripped" securities.

        Under normal market conditions, the Fund invests in each of those three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund’s investment Manager, OppenheimerFunds, Inc., believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

        The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes. The Fund’s investments are more fully explained in “About the Fund’s Investments,” below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund’s portfolio managers analyze the overall investment opportunities and risks among the three sectors in which the Fund invests. Their overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. The portfolio managers currently focus on the factors below (some of which may vary in particular cases and may change over time), looking for:

o Securities offering high current income, o Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

o Relative values among the three major market sectors in which the Fund invests.

        The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking high current income from a fund that normally diversifies its portfolio by investing in a variety of domestic and foreign debt securities, including government securities and lower-grade debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in debt securities, particularly high-yield and foreign securities. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. Also, the Fund does not seek capital appreciation. The Fund is designed as a long-term investment and may be appropriate as a part of an investor’s retirement plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund’s investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to under perform other funds having a similar objective.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund’s income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund’s shares might fall. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities. While the Fund’s investments in U.S. government securities are subject to little credit risk, the Fund’s other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

Special	Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade to seek high income, the Fund’s credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities (particularly during general economic downturns). Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Fund to value or sell them at an acceptable price. These risks can reduce the Fund’s share prices and the income it earns.

RISKS OF FOREIGN INVESTING. The Fund can invest without limit in foreign government and corporate debt securities in both developed and emerging markets. The Fund will normally invest significant amounts of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund’s share prices and income.

        The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

        The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special	Risks of Emerging Markets. The Fund can buy securities in emerging and developing markets. They present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the sale proceeds of a security on a timely basis.

        Emerging markets might have less developed trading markets and exchanges, and less developed legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

INTEREST RATE RISKS. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. The Fund’s share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund’s investments in debt securities. Also, if interest rates fall, the Fund’s investments in new securities at lower yields will reduce the Fund’s income.

PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security’s expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that the Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

        The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only “stripped” securities can be particularly volatile when interest rates change. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

        If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund’s shares to fall more.

RISKS OF DERIVATIVE INVESTMENTS. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, structured notes and mortgage-related securities are some of the derivatives the Fund typically uses.

        If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund’s share prices could fall, and the Fund could get less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price. Using derivatives can increase the volatility of the Fund’s share prices.

SECTOR ALLOCATION RISKS. In allocating the Fund’s investments among the three principal sectors in which the Fund invests to seek to take advantage of the lack of correlation of the performance of these sectors, the Manager’s expectations about the relative performance of those sectors may be inaccurate, and the Fund’s returns might be less than other funds using similar strategies.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund’s investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

        In the short term, the values of debt securities can fluctuate substantially because of interest rate changes. Prices of foreign debt securities, particularly in emerging markets, and of high-yield securities can be volatile, and the prices of the Fund’s shares and its income can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high-yield market. In the OppenheimerFunds spectrum, the Fund is generally more aggressive and has more risks than funds that focus on U. S. government securities and investment-grade bonds, but its sector diversification strategy may help make it less volatile than funds that focus solely on investments in high-yield bonds or a single foreign sector, such as emerging markets.

The Fund’s Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund’s performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund’s shares compare to those of broad-based market indices. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year) [See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 6.41% (1Q’93) and the lowest return (not annualized) for a calendar quarter was –3.41% (3Q’98).

-------------------------------------------- ---------------------- -------------------------- --------------------------
                                                      1 Year
                                               ---------------------           5 Years                   10 Years
  Average   Annual  Total   Returns  for  the   (or life of class,      (or life of class, if      (or life of class, if
  periods ended December 31, 2001                    if less)                   less)                      less)
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Class A Shares (inception 10/16/89)                 -1.40%                    2.93%                      6.32%
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Lehman Bros. Aggregate Bond Index                    8.44%                    7.43%                     7.23%1
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Salomon Bros. World Gov't Bond Index                 0.99%                    2.16%                     5.32%1
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Class B Shares (inception 11/30/92)                  1.96%                    2.93%                      6.31%
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Class C Shares (inception 5/26/95)                   1.82%                    3.17%                      5.22%
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Class N Shares (inception (3/1/01)                  -1.05%                     N/A                        N/A
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  -------------------------------------------- ---------------------- -------------------------- --------------------------
  Class Y Shares (inception 1/26/98)                   3.75%                    3.06%                       N/A
  -------------------------------------------- ---------------------- -------------------------- --------------------------
1.       From 12/31/91.

The Fund’s average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charges of 5% (1-year), and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B “life-of-class” performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. Total returns for Class N shares are cumulative and are not annualized. There is no sales charge for Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund’s Class A shares is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and the Salomon Brothers World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets. Index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund’s investments vary from the securities in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund’s expenses during its fiscal year ended September 30, 2001, as restated to reflect the change in Distribution and/or Service (12b-1) Fees for Class N shares from 0.25% to 0.50% per annum, effective November 1, 2001.

Shareholder Fees (charges paid directly from your investment):

-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares    Class Y Shares
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
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Maximum Sales Charge (Load) on              4.75%             None             None             None              None
purchases
(as % of offering price)
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Maximum Deferred Sales Charge (Load)        None1             5%2               1%3              1%4              None
(as % of the lower of the original
offering price or redemption
proceeds)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
1.       A  contingent  deferred  sales  charge  may apply to  redemptions  of  investments  of $1  million or more
     ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
                                            Class A      Class B Shares    Class C Shares  Class N Shares   Class Y Shares
                                            Shares
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
Management Fees                              0.53%           0.53%             0.53%            0.53%            0.53%
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
Distribution   and/or  Service  (12b-1)      0.25%           1.00%             1.00%            0.50%             None
Fees
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
Other Expenses                               0.15%           0.15%             0.15%            0.20%            0.82%
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------
Total Annual Operating Expenses              0.93%           1.68%             1.68%            1.23%             1.35%
---------------------------------------- -------------- ----------------- ---------------- ---------------- -----------------

Expenses may vary in future years. “Other Expenses” include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays. The “Other Expenses” for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund. After the waiver, the actual “Other Expenses” and “Total Annual Operating Expenses” for Class Y shares were 0.25% and 0.78%, respectively, of average daily net assets. The waiver of a portion of the Fund’s Class Y transfer agency expenses may be altered or terminated at any time.

Effective November 1, 2001, the “Distribution and/or Service (12b-1) Fees” for Class N shares increased from 0.25% to 0.50%. For the period from March 1, 2001 when Class N shares were first offered until the Fund’s fiscal year-end on September 30, 2001, the Class N shares “Distribution and/or Service 12b-1 Fees” and “Total Annual Operating Expenses” were 0.25% and 0.98%, respectively.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

        The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class’s operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

------------------------------------ --------------------- -------------------- ------------------ -------------------
      If shares are redeemed:               1 Year               3 Years             5 Years           10 Years1
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class A Shares                               $565                 $757                $965               $1,564
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class B Shares                               $671                 $830               $1,113              $1,604
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class C Shares                               $271                 $530                $913               $1,987
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class N Shares                               $225                 $390                $676               $1,489
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class Y Shares                               $137                 $428                $739               $1,624
------------------------------------ --------------------- -------------------- ------------------ -------------------

------------------------------------ --------------------- -------------------- ------------------ -------------------
    If shares are not redeemed:             1 Year               3 Years             5 Years           10 Years1
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class A Shares                               $565                 $757                $965               $1,564
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class B Shares                               $171                 $530                $913               $1,604
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class C Shares                               $171                 $530                $913               $1,987
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class N Shares                               $125                 $390                $676               $1,489
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class Y Shares                               $137                 $428                $739               $1,624
------------------------------------ --------------------- -------------------- ------------------ -------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. 1 Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares after 6 years.

About the Fund’s Investments

THE FUND’S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund’s portfolio among different investments will vary over time based upon the Manager’s evaluation of economic and market trends. The Fund’s portfolio might not always include all of the different types of investments described below. At times the Fund might increase the relative emphasis of its investments in one or two sectors because of the Manager’s belief that there are greater opportunities for high current income from debt securities of issuers in those sectors relative to other sectors. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

        The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund’s assets in any one company. Also, the Fund does not concentrate 25% or more of its total assets in investments in the securities of any one foreign government or in securities of companies in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. The Fund’s share prices and yields will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

        The Fund can invest in different types of debt securities, as described above. The debt securities the Fund buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund can buy investment-grade securities, although it normally invests a substantial part of its assets in debt securities below investment-grade, and can do so without limit.

U.S. Government Securities. The Fund normally invests some of its assets in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.
U.S. Treasury Obligations.	These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one and up to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can buy U. S. Treasury securities that have been “stripped” of their coupons by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities described below.

o	Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”).

o Mortgage-Related U.S. Government Securities. Pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities that are U.S. government securities, have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency or instrumentality.
High-Yield, Lower-Grade Debt Securities.	The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called “junk bonds.”

Lower-grade debt securities are rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Service (“S&P”) or have comparable ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as “C” or “D” or which are in default at the time the Fund buys them. While securities rated “Baa” by Moody’s or “BBB” by S&P are considered “investment grade,” they have some speculative characteristics.

The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund, and it can buy unrated securities. The Manager may assign a rating to an unrated security that the Manager believes is equivalent to that of a rated security that offers comparable yields and risks.

Private-Issuer Mortgage-Backed Securities.	CMOs and other mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. The Fund can invest in mortgage-backed securities issued by private issuers. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as interest rate risks and prepayment risks), although in some cases they may be supported by insurance or guarantees.

Asset-Backed Securities.	The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks.

Foreign Securities.	The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as “supra-national” entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called “structured” notes, described below. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

o Investments in Emerging and Developing Markets. The Fund can buy "Brady Bonds," which are U.S. dollar-denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

CAN THE FUND’S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks. The Fund can invest in common and preferred stocks and other equity securities such as warrants and rights of foreign and U.S. companies. However, the Fund does not anticipate having a substantial percentage of its assets invested in those types of securities as part of its normal portfolio strategies.

Zero-Coupon and “Stripped” Securities.	The Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans.	These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Illiquid and Restricted Securities.	Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Fund’s Board of Trustees can increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments.	The Fund can invest in a number of different kinds of “derivative investments.” Options, futures contracts, structured notes, mortgage-related securities and forward contracts are examples of “derivative investments” the Fund uses. In addition to using derivatives to hedge risks, the Fund can use other derivative investments because they offer the potential for increased income. Interest rate and stock market changes in the U.S. and abroad may influence the performance of derivatives.

o	“Structured” Notes. The Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity.

The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

o	Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as “hedging instruments.” The Fund is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to hedge against falling prices of its portfolio securities or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts and currency options can be used to try to manage foreign currency risks on the Fund’s foreign investments. The Fund could write covered call options to seek cash for liquidity purposes or to distribute to shareholders.

Hedging has risks. Options trading involves the payment of premiums and increases portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund’s return. The Fund could also experience losses if it could not close out a position because of an illiquid market.

Portfolio Turnover.	The Fund may use short-term trading to try to achieve its objective. Portfolio turnover affects brokerage and transaction costs the Fund pays, however, most of the Fund’s portfolio transactions are principal trades that do not entail brokerage fees. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund’s portfolio turnover rates during recent fiscal years.

Temporary Defensive and Interim Investments.	In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund’s principal investment strategies. Generally they would be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund’s investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an investment advisory agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

        The Manager has been an investment advisor since January 1960. The Manager (including affiliates) managed assets of more than $120 billion at December 31, 2001, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at 498 Seventh Avenue, New York, New York 10018.

Portfolio Managers.	The portfolio managers of the Fund are Arthur P. Steinmetz and David P. Negri, who have been the persons principally responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception in October 1989. They are Vice Presidents of the Fund and Senior Vice Presidents of the Manager. They each serve as officers and portfolio managers for other Oppenheimer funds.

Advisory Fees.	Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion. The Fund’s management fee for its last fiscal year ended September 30, 2001, was 0.53% of average annual net assets for each class of shares.

A B O U T Y O U R A C C O U N T

How to Buy Shares

HOW DO you buy SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.
Buying Shares Through Your Dealer.	You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through the Distributor.	Complete an OppenheimerFunds New Account Application and return it with a check payable to “OppenheimerFunds Distributor, Inc.” Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don’t list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire.Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor’s Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to “AccountLink,” below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.	The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a “regular business day”). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean “New York time.”

The net asset value per share is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund’s Board of Trustees has established procedures to value the Fund’s securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.
If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund’s securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund’s Board of Directors has authorized the Manager, subject to the Board’s review, to ascertain a fair value for such security.

The Offering Price.	To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer.	If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor’s close of business on a regular business day (normally 5:00 P.M.) to receive that day’s offering price. Otherwise, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares. Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in “How Can You Buy Class A Shares?” below.

Class B Shares.	If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in “How Can You Buy Class B Shares?” below.

Class C Shares.	If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in “How Can You Buy Class C Shares?" below.

Class N Shares.	If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within eighteen (18) months of the retirement plan’s first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in “How Can You Buy Class N Shares?” below.

        Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund’s operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

        The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?	While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You?	Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B, Class C or Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker?	A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

        The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     3.75%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     2.75%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.00%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.60%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------
Can You Reduce Class A Sales Charges?	You may be eligible to buy Class A shares at reduced sales charge rates under the Fund’s “Right of Accumulation” or a Letter of Intent, as described in “Reduced Sales Charges” in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge.	There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 (“grandfathered retirement accounts”). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within an 18 month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:

o the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or o the original net asset value of the redeemed shares.
The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in Which                     Contingent Deferred Sales Charge on
                                                            Redemptions in That Year
Purchase Order was Accepted                                 (As % of Amount Subject to Charge)
0 - 1                                                       5.0%
1 - 2                                                       4.0%
2 - 3                                                       3.0%
3 - 4                                                       3.0%
4 - 5                                                       2.0%
5 - 6                                                       1.0%
6 and following                                             None
In	the table, a “year” is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.	Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See “Availability of Class N shares” in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

        A contingent deferred sales charge if 1.00% will be imposed upon the redemption of Class N shares, if:

o	The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund, or

o	With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

        An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares.	The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares.	The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

        You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

        AccountLink privileges should be requested on your Application or your dealer’s settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

        Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares.	With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

SellingShares.	You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to “How to Sell Shares,” below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transaction or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use: Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, and rollover IRAs. SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals. 403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations. 401(k) Plans. These are special retirement plans for businesses. Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals. Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund’s checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee.	To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

o You wish to redeem more than $100,000 and receive a check
o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed?	The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o a U.S. bank, trust company, credit union or savings association, o a foreign bank that has a U.S. correspondent bank, o a U.S. registered dealer or broker in securities, municipal securities or government securities, or o a U.S. national securities exchange, a registered securities association or a clearing agency.

        If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts.	There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire.	While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

         HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes: o Your name o The Fund’s name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and

o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.
Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check.	Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or By Wire.	There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o	Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund’s custodian bank.

        o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.

o Checks must be written for at least $100.
o	Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

o	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

o Don’t use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds, unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional

Information.

        To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

        Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:

o Shares of the fund selected for exchange must be available for sale in your state of residence. o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day. o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange. o Before exchanging into a fund, you must obtain and read its prospectus.

Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to “How to Exchange Shares” in the Statement of Additional Information for more details.

You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:
Written Exchange Requests.	Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests.	Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of: o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.

o The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as “market timing.” When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund’s ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.

o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund’s policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

The offering of shares	may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund’s best interest to do so.

Telephone transaction privileges	for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls	to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions where reasonably believed to be genuine.

Redemption	or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers	that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The	redemption price for shares will vary from day to day because the value of the securities in the Fund’s portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment	for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The	Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary	redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares	may be “redeemed in kind” under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund’s portfolio.

“Backup	withholding”of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To	avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Board of Trustees.

        Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares. The Fund cannot guarantee that it will pay any dividend or distributions.

        The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on the Fund’s other classes of shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options: Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest	You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive Dividends or Capital Gains.	All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest	Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

        Mutual fund distributions of interest income from U.S. government securities are generally free from state and local income taxes. However, particular states may limit that benefit, and some types of securities, such as repurchase agreements and asset-backed securities, may not qualify for that benefit.

        Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year..

Avoid	“Buying a Distribution.” If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember,	There May be Taxes on Transactions. Because the Fund’s share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.	In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund’s independent auditors, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                    2001            2000         1999         1998            1997
=========================================================================================================================

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $4.18           $4.33        $4.59        $4.95           $4.84
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .36(1)          .43          .42          .42             .43
Net realized and unrealized gain (loss)                 (.43)(1)        (.17)        (.29)        (.37)            .09
                                                  -----------------------------------------------------------------------
Total income (loss) from investment operations          (.07)            .26          .13          .05             .52
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.26)           (.41)        (.39)        (.41)           (.41)
Tax return of capital distribution                      (.13)             --           --           --              --
                                                  -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.39)           (.41)        (.39)        (.41)           (.41)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $3.72           $4.18        $4.33        $4.59           $4.95
                                                  =======================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.79)%          6.18%        2.91%        0.80%          11.29%
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $3,186,441      $3,431,763   $3,578,105   $3,950,818      $3,969,438
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $3,349,859      $3,517,517   $3,798,380   $4,077,360      $3,734,657
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   8.90%(1)        9.98%        9.34%        8.48%           8.77%
Expenses                                                0.93%           0.95%        0.94%        0.92%(4)        0.93%(4)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  209%            136%         172%         104%            117%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .37
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     9.20%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

                       OPPENHEIMER STRATEGIC INCOME FUND

CLASS B       YEAR ENDED SEPTEMBER 30,                    2001             2000            1999           1998            1997
=================================================================================================================================

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $4.19            $4.34           $4.61          $4.96           $4.85
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .33(1)           .39             .39            .37             .39
Net realized and unrealized gain (loss)                   (.43)(1)         (.17)           (.30)          (.35)            .10
                                                    ----------------------------------------------------------------------------
Total income (loss) from investment operations            (.10)             .22             .09            .02             .49
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)            (.37)           (.36)          (.37)           (.38)
Tax return of capital distribution                        (.12)              --              --             --              --
                                                    -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.36)            (.37)           (.36)          (.37)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $3.73            $4.19           $4.34          $4.61           $4.96
                                                    =============================================================================

=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                      (2.53)%           5.37%           1.92%          0.26%          10.43%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $2,186,638       $2,581,391      $3,380,689     $4,040,704      $3,500,903
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $2,394,886       $2,907,627      $3,838,145     $3,871,397      $3,018,393
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     8.14%(1)         9.01%           8.55%          7.73%           7.94%
Expenses                                                  1.68%            1.71%           1.69%          1.67%(4)        1.69%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    209%             136%            172%           104%            117%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .34
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     8.44%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

                       OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED SEPTEMBER 30,                     2001            2000            1999          1998           1997
============================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $4.17           $4.32           $4.59         $4.95          $4.83
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .33(1)          .39             .39           .37            .37
Net realized and unrealized gain (loss)                 (.43)(1)        (.17)           (.30)         (.36)           .13
                                                    ------------------------------------------------------------------------
Total income (loss) from investment operations          (.10)            .22             .09           .01            .50
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.24)           (.37)           (.36)         (.37)          (.38)
Tax return of capital distribution                      (.12)             --              --            --             --
                                                    ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.36)           (.37)           (.36)         (.37)          (.38)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $3.71           $4.17           $4.32         $4.59          $4.95
                                                    ========================================================================

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (2.54)%          5.39%           1.92%         0.05%         10.67%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $553,399        $548,332        $610,686      $650,584       $416,550
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $554,279        $568,742        $650,197      $546,577       $291,053
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   8.15%(1)        9.21%           8.58%         7.73%          7.73%
Expenses                                                1.68%           1.71%           1.69%         1.67%(4)       1.69%(4)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  209%            136%            172%          104%           117%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .34
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     8.45%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

                       OPPENHEIMER STRATEGIC INCOME FUND

                                                             PERIOD ENDED
CLASS N                                              SEPTEMBER 30, 2001(1)
=========================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------

Net asset value, beginning of period                             $4.13
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .22(2)
Net realized and unrealized gain (loss)                           (.41)(2)
                                                                ---------
Total income (loss) from investment operations                    (.19)
-------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.15)
Tax return of capital distribution                                (.07)
                                                                ---------
Total dividends and/or distributions to
shareholders                                                      (.22)
-------------------------------------------------------------------------
Net asset value, end of period                                   $3.72
                                                                =========

=========================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                              (4.61)%
-------------------------------------------------------------------------

=========================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $3,215
-------------------------------------------------------------------------
Average net assets (in thousands)                               $1,348
-------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                             9.74%(2)
Expenses                                                          0.98%
-------------------------------------------------------------------------
Portfolio turnover rate                                            209%
1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $  .23
Net realized and unrealized gain (loss)          (.42)
Net investment income ratio                     10.04%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

                       OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------

CLASS Y   YEAR ENDED SEPTEMBER 30,                                  2001              2000              1999               1998(1)
=================================================================================================================================

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $4.17             $4.32             $4.59             $4.90
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .36(2)            .46               .44               .29
Net realized and unrealized gain (loss)                             (.42)(2)          (.19)             (.30)             (.32)
                                                                -----------------------------------------------------------------
Total income (loss) from investment operations                      (.06)              .27               .14              (.03)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.26)             (.42)             (.41)             (.28)
Tax return of capital distribution                                  (.14)               --                --                --
                                                                -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                     (.40)             (.42)             (.41)             (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $3.71             $4.17             $4.32             $4.59
                                                                =================================================================

=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                (1.58)%            6.55%             3.07%            (0.64)%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $103,858           $75,748           $48,566            $6,907
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $ 94,400           $57,127           $32,310            $4,344
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                               9.09%(2)         11.39%            10.16%             8.82%
Expenses                                                            1.35%             0.83%             0.57%             0.58%(5)
Expenses, net of voluntary waiver of transfer agent fees            0.78%              N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              209%              136%              172%              104%

1. For the period from January 26, 1998 (inception of offering) to September 30,
1998.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                                  $ .37
Net realized and unrealized gain (loss)                 (.43)
Net investment income ratio                             9.39%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Income Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.525.7048
------------------------------------------- ------------------------------------------------------------------
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By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
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On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            www.oppenheimerfunds.com
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You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC’s Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

        The Fund’s shares are distributed by:

The Fund's SEC File No. 811-5724 PR0230.001.0102 Printed on recycled paper. [logo] OppenheimerFunds Distributor, Inc.
                                             Appendix to Prospectus of
                                         Oppenheimer Strategic Income Fund

         Graphic material included in the Prospectus of Oppenheimer Strategic Income Fund under the heading
"Annual Total Returns (Class A)(% as of 12/31 each year)":

         A bar chart will be included in the Prospectus of Oppenheimer Strategic Income Fund (the "Fund")
depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the past ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                            Annual
Year                                Total
Ended                               Returns

12/31/92                             7.74%
12/31/93                            19.51%
12/31/94                            -4.45%
12/31/95                            15.38%
12/31/96                            12.59%
12/31/97                             8.36%
12/31/98                             1.67%
12/31/99                             4.04%
12/31/00                             2.21%
12/31/01                             3.52%